UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21694
                  --------------------------------------------

                      MELLON OPTIMA L/S STRATEGY FUND, LLC
          -------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                           BNY Mellon Financial Center
                           One Boston Place, 024-0071
                           Boston, Massachusetts 02108
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                David K. Mossman
                          BNY Mellon Wealth Management
                                One Mellon Center
                              Pittsburgh, PA 15258
                         -------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (877) 257-0004
           -----------------------------------------------------------

                        Date of fiscal year end: March 31
                   ------------------------------------------

                    Date of reporting period: March 31, 2010
                     --------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

         The Annual Report to Investors is attached herewith.


                      MELLON OPTIMA L/S STRATEGY FUND, LLC














                           ANNUAL REPORT TO INVESTORS

                        FOR THE YEAR ENDED MARCH 31, 2010

This report and the financial statements contained herein are submitted for the general information of investors in Mellon Optima L/S Strategy Fund, LLC (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund's Confidential Offering Memorandum (the "Offering Memorandum").

Any information in this investor report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC's web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Interests in the Fund are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Interests in the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                       PORTFOLIO SUMMARY - MARCH 31, 2010

                                                       PERCENTAGE OF
INVESTMENT FUNDS             COST           VALUE        NET ASSETS
----------------         ------------   ------------   -------------
Opportunistic            $131,377,063   $156,796,654       29.4%
Growth                     79,136,741     99,273,801       18.6%
Value                     125,356,289    144,688,838       27.1%
Global                     69,270,177     80,737,284       15.1%
                         ------------    -----------       ----
TOTAL INVESTMENT FUNDS   $405,140,270   $481,496,577       90.2%
                         ============    ===========       ====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                    SCHEDULE OF INVESTMENTS - MARCH 31, 2010

                                                                                                                         REDEMPTION
                                                                                       PERCENTAGE OF                   NOTICE PERIOD
INVESTMENT FUNDS                                             COST           VALUE        NET ASSETS      LIQUIDITY      (# OF DAYS)
----------------                                         ------------   ------------   -------------   -------------   -------------
OPPORTUNISTIC
AlphaGen Tucana Fund                                     $ 15,000,000   $ 15,200,211        2.9%       Monthly (a)           30
Eminence Partners, L.P.                                    22,000,000     23,547,529        4.4%       Quarterly (b)         45
Glenview Institutional Partners, L.P.                      30,000,000     31,046,606        5.8%       Quarterly (c)         45
Hunter Global Investors Fund I, L.P.                       17,550,335     23,006,390        4.3%       Quarterly +           30
Karsh Capital II, L.P.                                     21,570,031     30,040,422        5.6%       Quarterly +           30
Kingdon Associates                                         22,419,749     31,320,085        5.9%       Quarterly +           30
Raptor Private Holdings, L.P.                               2,292,115      2,185,917        0.4%       ++
Raptor Global Portfolio Liquidating Trust                     544,833        449,494        0.1%       ++
                                                         ------------   ------------      -----
                                                          131,377,063    156,796,654       29.4%
                                                         ------------   ------------      -----
GROWTH
Alydar QP Fund, L.P.                                       20,570,236     28,477,669        5.3%       Quarterly +           30
Fox Point QP Fund, L.P.                                    15,521,186     10,587,871        2.0%       Annually +            45
Highbridge Long/Short Equity Fund, L.P.                    17,646,613     30,902,111        5.8%       Quarterly +           45
Maverick Fund USA, Ltd.                                    21,711,185     25,357,980        4.8%       Quarterly +           60
Pequot Capital                                              3,687,521      3,948,170        0.7%       ++
                                                         ------------   ------------      -----
                                                           79,136,741     99,273,801       18.6%
                                                         ------------   ------------      -----
VALUE
Amici Qualified Associates, L.P.                           20,661,818     27,478,084        5.1%       Quarterly +           45
Bay II Resource Partners, L.P.                             20,500,000     28,023,089        5.2%       Quarterly +           45
Clovis Capital Partners Institutional, L.P.                25,247,705     29,690,367        5.6%       Quarterly +           45
Delta Institutional Holdings, L.P.                          1,240,022      1,360,805        0.3%       ++
Oscar S. Schafer & Partners II, L.P.                       18,407,744     13,894,982        2.6%       Quarterly +           45
SEG Partners II, L.P.                                      22,000,000     22,432,035        4.2%       Quarterly (d)         60
Shoshone Partners, L.P.                                    17,299,000     21,809,476        4.1%       Annually +            30
                                                         ------------   ------------      -----
                                                          125,356,289    144,688,838       27.1%
                                                         ------------   ------------      -----
GLOBAL
Amiya Global Emerging Opportunities Fund, L.P.             20,000,000     22,563,022        4.2%       Quarterly (e)         30
Asian Century Quest Fund (QP), L.P.                        19,000,000     25,924,720        4.8%       Quarterly +           45
Calypso Qualified Partners, L.P.                           10,270,177     12,697,072        2.4%       Monthly +             30
Miura Global Partners II, LP                               20,000,000     19,552,470        3.7%       Monthly +            180
                                                         ------------   ------------      -----
                                                           69,270,177     80,737,284       15.1%
                                                         ------------   ------------      -----
TOTAL INVESTMENT FUNDS                                    405,140,270    481,496,577       90.2%
                                                         ------------   ------------      -----
AFFILIATED INVESTMENT
Dreyfus Institutional Preferred Plus Money Market Fund     12,111,306     12,111,306        2.3%       Daily + (f)
                                                         ------------   ------------      -----
TOTAL INVESTMENTS                                        $417,251,576    493,607,883       92.5%
                                                         ============   ------------      -----
ASSETS IN EXCESS OF OTHER LIABILITIES                                     40,242,292        7.5%
                                                                        ------------      -----
TOTAL NET ASSETS                                                        $533,850,175      100.0%
                                                                        ============      =====

(a) Investment has a 1 year soft lock-up period with a 2% early withdrawal fee during the first six months. 1% during the next six months and none thereafter. $15 million was invested on 2/1/10.

(b)  Investment has a 1 year lock-up period. $22 million was invested on 9/1/09.

(c) Investment has a 2 year lock-up period. $20 million was invested on 4/1/08 and $10 million was invested on 5/1/08.

(d)  Investment has a 1 year lock-up period. $22 million was invested on 3/1/10.

(e) Investment has a 1 year soft lock-up period with a 2% early withdrawal fee. $20 million was invested on 7/1/09.

(f) Investment in affiliated money market mutual fund. The 7-day yield at 03/31/10 was 0.20%.

+    The investment amount has no lock-up or other redemption restrictions.

++ Investment is currently in liquidation and is expected to liquidate over the next two to five years.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2010

ASSETS
   Investments in funds, at value (Cost at $405,140,270) (Note 2A)                             $481,496,577
   Investments in affiliated issuer, at value (Cost at $12,111,306) (Note 2E)                    12,111,306
   Receivable for investments sold                                                               28,189,656
   Advance investments in funds, at value (Note 4)                                               20,000,000
   Prepaid expenses                                                                                  15,979
                                                                                               ------------
      Total assets                                                                              541,813,518
LIABILITIES
   Payable for repurchase of interests (Note 9)                                 $  4,472,711
   Proceeds from sale of interests received in advance                             1,750,000
   Accrued investment advisory fees (Note 3)                                       1,323,101
   Accrued professional fees                                                         282,033
   Accrued accounting and administration fees                                         79,937
   Accrued Directors' fees (Note 3)                                                   18,996
   Accrued custody fees (Note 3)                                                       2,444
   Other accrued expenses and other liabilities                                       34,121
                                                                                ------------
      Total liabilities                                                                           7,963,343
                                                                                               ------------
NET ASSETS                                                                                     $533,850,175
                                                                                               ============
INVESTORS' CAPITAL
   Net capital contributions                                                                   $457,493,868
   Net unrealized appreciation                                                                   76,356,307
                                                                                               ------------
INVESTORS' CAPITAL                                                                             $533,850,175
                                                                                               ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME
   Dividend income from affiliated investments (Note 2E)                              $    71,704
EXPENSES
   Investment advisory fee (Note 3)                                     $ 8,257,596
   Accounting, administration and investor services fees                    533,390
   Audit and tax service fees                                               258,501
   Legal fees                                                               159,069
   Directors' fees (Note 3)                                                 139,268
   Insurance expense                                                         89,274
   Miscellaneous expenses                                                    36,621
   Custody fees (Note 3)                                                     15,941
   Chief Compliance Officer fees (Note 3)                                     2,063
                                                                        -----------
      Total expenses                                                                    9,491,723
                                                                                      -----------
         Net investment loss                                                           (9,420,019)
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investment funds sold                            11,078,241
   Net change in unrealized appreciation on investment funds             45,811,540
                                                                        -----------
         Net realized and unrealized gain                                              56,889,781
                                                                                      -----------
NET INCREASE IN INVESTORS' CAPITAL DERIVED FROM INVESTMENT OPERATIONS                 $47,469,762
                                                                                      ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                   STATEMENTS OF CHANGES IN INVESTORS' CAPITAL

                                                                                            FOR THE          FOR THE
                                                                                          YEAR ENDED       YEAR ENDED
                                                                                        MARCH 31, 2010   MARCH 31, 2009
                                                                                        --------------   --------------
INCREASE (DECREASE) IN INVESTORS' CAPITAL FROM
INVESTMENT OPERATIONS
   Net investment loss                                                                   $ (9,420,019)    $ (9,906,621)
   Net realized gain/(loss) on investment funds sold                                       11,078,241       (4,008,748)
   Net change in unrealized appreciation on investment funds                               45,811,540      (66,160,147)
                                                                                         ------------     ------------
      Net Increase (Decrease) in Investors' Capital Derived from Operations                47,469,762      (80,075,516)
                                                                                         ------------     ------------
CAPITAL TRANSACTIONS
   Proceeds from sale of interests                                                         27,213,000       58,803,800
   Repurchase of interests                                                                (90,194,459)     (39,820,825)
                                                                                         ------------     ------------
      Net Increase (Decrease) in Investors' Capital Derived from Capital Transactions     (62,981,459)      18,982,975
                                                                                         ------------     ------------
TOTAL DECREASE IN INVESTORS' CAPITAL                                                      (15,511,697)     (61,092,541)
INVESTORS' CAPITAL
   At beginning of year                                                                   549,361,872      610,454,413
                                                                                         ------------     ------------
   At end of year                                                                        $533,850,175     $549,361,872
                                                                                         ============     ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                              FINANCIAL HIGHLIGHTS

                                                                                                                   FOR THE PERIOD
                                                                                                                    MAY 2, 2005
                                                FOR THE          FOR THE          FOR THE          FOR THE        (COMMENCEMENT OF
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED     OPERATIONS) THROUGH
                                            MARCH 31, 2010   MARCH 31, 2009   MARCH 31, 2008   MARCH 31, 2007      MARCH 31, 2006
                                            --------------   --------------   --------------   --------------   -------------------
TOTAL RETURN                                      8.98%           (12.48)%           2.63%           5.96%             17.31%(1)
RATIOS TO AVERAGE NET ASSETS:
   Expenses (2)                                   1.73%             1.73%            1.71%           1.74%              1.95%(3)
   Net Investment loss                           (1.71%)           (1.66%)          (1.56%)         (1.63%)            (1.80%)(3)
PORTFOLIO TURNOVER RATE                             23%               12%               4%              2%                17%(4)
NET ASSETS, END OF PERIOD (000'S OMITTED)     $533,850          $549,362         $610,454        $537,870           $303,162

(1)  Total return is for the period indicated and has not been annualized.

(2) Expense ratios of the underlying funds in which the Fund invests are not included in the expense ratio.

(3)  Annualized.

(4)  Not annualized.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                             STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
   Net increase in investors' capital resulting from operations       $  47,469,762
   Adjustments to reconcile net increase in investors' capital from operations to net cash provided by operating activities:
      Purchases of long-term investments                               (114,393,612)
      Proceeds from sale of long-term investments                       163,008,593
      Net sales of short-term investments                                 6,936,509
      Net realized gain on investment funds sold                        (11,078,241)
      Net change in unrealized appreciation on investment funds         (45,811,540)
      Decrease in receivable for investments sold                        12,770,032
      Increase in prepaid expenses                                          (12,262)
      Decrease in accrued investment advisory fees                          (48,283)
      Decrease in accrued professional fees                                  (6,298)
      Decrease in accrued accounting and administration fees               (101,691)
      Decrease in accrued Directors' fees                                      (504)
      Decrease in accrued Chief Compliance Officer fees                      (2,063)
      Decrease in accrued custody fees                                       (1,621)
      Increase in other accrued expenses and other liabilities               24,054
                                                                      -------------
         Net cash provided by operating activities                       58,752,835
                                                                      -------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of interests                                          28,963,000
Repurchase of interests                                                 (87,715,835)
                                                                      -------------
         Net cash used in financing activities                          (58,752,835)
                                                                      -------------
Net change in cash                                                               --
                                                                      -------------
Cash at beginning of year                                                        --
                                                                      -------------
Cash at end of year                                                   $          --
                                                                      =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION:

Mellon Optima L/S Strategy Fund, LLC (the "Fund") was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

The Fund's investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as "long/short." This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles and in other registered investment companies (collectively, the "Investment Funds"), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The following long/short strategies were employed during the fiscal year ended March 31, 2010:

- Growth Strategy. Investment managers employing a growth strategy are more apt to subscribe to the "efficient market hypothesis" which maintains that the current market price of a stock reflects all the currently available information about a company and therefore represents the most reasonable price for that stock at that point in time. They seek to enjoy their rewards by participating in what the growth of the underlying company imparts to the growth of the price of its stock.

- Value Strategy. Investment managers following a value strategy focus on the extent to which they believe a stock is mispriced in the marketplace. If a stock is underpriced, it is a good buy; if it is overpriced, it is a good sell. These managers seek to buy stocks that are depressed due to difficulties being experienced by the stocks' issuers, riding the stock prices upward, and then selling those stocks when the managers' price objectives are reached, if and when the underlying entities recover.

- Opportunistic Strategy. Investment managers employing an opportunistic strategy seek to generate alpha (the incremental return that active fund managers seek to earn above market benchmarks) by moving between growth investing and value investing whenever they believe that market conditions favor one or the other. For example, a manager may switch from a growth to a value strategy when the manager believes that the momentum for growth stocks is slowing and valuations in growth stocks have reached unsustainable levels. Conversely, a manager may adopt a growth strategy when the manager believes the economic data indicates the presence of catalysts that favor growth stocks.

- Global-International Strategy. Investment managers employing a global-international strategy seek to generate capital appreciation through a portfolio of investments representing a variety of globally-oriented or international (non-US) focused long/short equity strategies. These strategies may include positions in the cash, futures and forward markets. Certain investment managers may also make investments in emerging markets.

The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged Mellon Hedge Advisors LLC (the "Adviser"), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser has engaged Optima Fund Management LLC (the "Sub-Investment Adviser"), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties. BNY Mellon owns indirectly a 15% interest in the Sub-Investment Adviser.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION (CONTINUED):

Effective June 26, 2009, David K. Mossman was elected President and Chief Executive Officer of the Fund and Joseph F. Murphy was no longer an officer of the Fund.

Interests in the Fund ("Interests") are offered solely to eligible investment management clients of the Wealth Management Group of BNY Mellon in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Initial and additional applications for Interests in the Fund by investors may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for Interests.

Interests are not redeemable. The Fund from time to time may offer to repurchase Interests pursuant to written tenders. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase Interests from investors twice each calendar year, near mid-year and year-end. Investors can transfer or assign their Interests only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the Interests of such Member, plus such Member's share of undistributed profits and assets.

(2) SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF THE FUND AND ITS INVESTMENTS

The asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Directors may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

The Directors have approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Directors may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds' managers or pursuant to the Investment Funds' agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based on the value on such date unless the Board determines during such sixty-day period that amortized cost does not represent fair value.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS

(2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

A. VALUATION OF THE FUND AND ITS INVESTMENTS (CONTINUED)

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles, Accounting Standards Codification ("ASC") 820, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended March 31, 2010, there have been no significant changes to the Fund's fair valuation methodology.

In September 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent"). ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of interests in certain investments and requires additional disclosures about interests in investments. The Fund adopted ASU No. 2009-12 during the year ended March 31, 2010. Since the Fund's current fair value measurement policies are consistent with ASU No. 2009-12, the adoption did not affect the Fund's financial condition, results of operations or cash flows.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments carried at fair value:

                                                      Level 2 -            Level 3 -
                                    Level 1 -     Other Significant       Significant
INVESTMENTS IN SECURITIES         Quoted Prices   Observable Inputs   Unobservable Inputs       Total
-------------------------         -------------   -----------------   -------------------   ------------
Investment Funds                   $        --           $--              $481,496,577      $481,496,577
Affiliated Investment               12,111,306            --                        --        12,111,306
                                   -----------           ---              ------------      ------------
TOTAL INVESTMENTS IN SECURITIES    $12,111,306           $--              $481,496,577      $493,607,883
                                   ===========           ===              ============      ============

The Investment Funds have been disclosed by strategy in the Schedule of Investments.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS

(2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

A. VALUATION OF THE FUND AND ITS INVESTMENTS (CONTINUED)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                     Change in
                                                    unrealized          Net       Transfers in
                    Balance as of     Realized     appreciation      purchases     and/or out     Balance as of
                   March 31, 2009      gains      (depreciation)      (sales)      of Level 3    March 31, 2010
                   --------------   -----------   --------------   ------------   ------------   --------------
INVESTMENT FUNDS
Opportunistic       $124,650,521    $   326,118     $25,698,841    $  6,121,174        $--        $156,796,654
Growth               139,068,725      4,524,417       1,240,270     (45,559,611)        --          99,273,801
Value                136,072,331      1,161,460      15,835,522      (8,380,475)        --         144,688,838
Global                73,430,200      5,066,246       3,036,907        (796,069)        --          80,737,284
                    ------------    -----------     -----------    ------------        ---        ------------
TOTAL               $473,221,777    $11,078,241     $45,811,540    $(48,614,981)       $--        $481,496,577
                    ============    ===========     ===========    ============        ===        ============

The change in net unrealized gain (loss) on investments still held as of March 31, 2010 was $37,792,869.

B. SECURITIES TRANSACTIONS AND INCOME

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.

C. FUND COSTS

The Adviser bore the non-recurring initial offering and organizational costs of the Fund. The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; a portion, as determined by the Board, of the compensation payable to the Fund's Chief Compliance Officer; certain printing costs; and expenses of meetings of the Board and Investors.

D. INCOME TAXES

The Fund is treated as a partnership for Federal income tax purposes. Accordingly, no provision is made by the Fund for Federal or state income taxes. For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the Investor's taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is "more-likely-than-not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS

(2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

D. INCOME TAXES (CONTINUED)

of income taxes, interest and penalty will be classified as income taxes on the consolidated financial statements, if applicable. During the year, the Fund did not incur any interest or penalty. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but no limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The cost of investments for Federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on each such fund's calendar year Schedule K-1. The aggregate cost of Investment Funds and the gross unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2010 are noted below.

Federal tax cost of investment funds   $401,077,355
                                       ============
Gross unrealized appreciation            92,530,528
                                       ------------
Net unrealized appreciation            $ 92,530,528
                                       ============

E. SHORT-TERM INVESTMENTS

Short-term investments consist of liquid investments with maturities of less than 90 days. The Fund had $12,111,306 invested in Dreyfus Institutional Preferred Plus Money Market Fund, an affiliated institutional money market fund, including $1,989,208 of segregated assets, which represents 5% of the value of the June 2009 tender offer. See Note 9.

(3) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the "Investment Advisory Fee") at the annual rate of 1.50% of the Fund's average net assets. Pursuant to this agreement, the Fund was charged $8,257,596 for the year ended March 31, 2010.

The Fund compensates The Bank of New York Mellon, formerly Mellon Trust of New England, N.A. ("BNYM"), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, BNYM earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of BNYM's expenses. Pursuant to this agreement, the Fund was charged $15,941 for the year ended March 31, 2010.

The Fund has contracted with Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $20,145 for the year ended March 31, 2010, which is included in miscellaneous expenses on the Statement of Operations.

The Fund reimbursed BNY Mellon for a portion of the salary of the Fund's Chief Compliance Officer until April 30, 2009. Pursuant to this arrangement, the Fund was charged $2,063 for the one month ended April 30, 2009. No other director, officer or employee of Mellon Hedge Advisors, LLC or its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund.

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates (an "Independent Director") an annual retainer and per meeting fees. The Fund also reimburses the Independent Directors for their reasonable out-of-pocket expenses.

The Directors do not receive any pension or retirement benefits from the Fund.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS

(4) INVESTMENT TRANSACTIONS:

During the year ended March 31, 2010 the Fund had aggregate contributions of capital to and withdrawals of capital from Investment Funds of $114,393,612 and $163,008,593, respectively.

At March 31, 2010, the Fund had made advances of $20,000,000 to Brookside Capital Partners Fund II, L.P., representing a contribution of capital in such Investment Fund to be made on April 1, 2010.

(5) INDEMNIFICATION:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund's risk of loss in these Investment Funds is generally limited to the value of these investments as reported by the Fund.

(7) RISK FACTORS:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund's outstanding voting securities. Alternatively, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities of, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund will not be able to vote on matters that required the approval of security holders of the Investment Fund, including matters that may be adverse to the Fund's and its Investors' interests.

(8) NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual reports beginning after December 15, 2009. The Fund is currently evaluating the impact, in any, of applying the provisions of ASU No. 2010-6.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS

(9) INTEREST REPURCHASES:

The following is a summary of the Fund's repurchase activity for the fiscal year ended March 31, 2010:

REPURCHASE VALUE       COMMENCEMENT       EXPIRATION DATE    INTERESTS
      DATE             DATE OF OFFER         OF OFFER        PURCHASED
-----------------   ------------------   ----------------   -----------
June 30, 2009       March 27, 2009        April 27, 2009    $40,389,225
December 31, 2009   September 25, 2009   October 26, 2009   $49,805,234

The Fund initially paid 95% of the estimated value of the repurchased Interests of investors within one month after the value of the Interests to be repurchased was determined. The remaining amount is expected to be paid no later than June 10, 2010.

(10) SUBSEQUENT EVENTS:

On April 2, 2010, the Fund offered to repurchase up to $50,000,000 in Interests from investors at their estimated net asset value as of June 30, 2010. The offer expired by its terms on April 29, 2010. The Fund received and accepted pursuant to this offer tender requests for Interests with an estimated value of $31,799,261. Pursuant to the terms of the repurchase offer, the Fund will initially pay out approximately $30,716,298 by July 31, 2010. The remaining amount will be paid out during June 2011.

From April 1, 2010 through May 31, 2010, the Fund received additional contributions from investors of $3,285,000.

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Investors of Mellon Optima L/S Strategy Fund, LLC

We have audited the accompanying statement of assets and liabilities of Mellon Optima L/S Strategy Fund, LLC (the "Fund"), including the schedule of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, changes in investors' capital for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) to March 31, 2006. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with management of the investment funds and the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Mellon Optima L/S Strategy Fund, LLC at March 31, 2010, the results of its operations and its cash flows for the year then ended, changes in its investors' capital for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) to March 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                                (ERNST & YOUNG LLP)

New York, New York
June 1, 2010

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING ADVISORY AGREEMENTS (UNAUDITED)

The 1940 Act requires that the Board of Directors, including a majority of the Directors who are not affiliated with the Fund's investment adviser or sub-investment adviser (the "Independent Directors") voting separately, approve the continuance of the Fund's investment advisory agreement and sub-investment advisory agreement (together, the "Advisory Agreements") on all annual basis in order for such agreements to remain in effect. In their most recent deliberations concerning their decision to approve the continuation of the Advisory Agreements, the Board conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Directors received from the Fund's investment adviser, Mellon Hedge Advisors LLC ("MHA") and the Fund's sub-investment adviser, Optima Fund Management LLC ("Optima"), a range of information in response to a written request prepared on their behalf by the Fund's legal counsel. The Directors met on December 14-15, 2009 to review these materials and to discuss the proposed continuation of the Advisory Agreements. Representatives of management attended a portion of the meetings to provide additional information and to respond to questions and comments arising from the Directors' review of the materials and their deliberations.

The information requested by the Independent Directors and reviewed by the entire Board included:

(i) FINANCIAL AND ECONOMIC DATA: MHA's and Optima's balance sheet and income statement, as well as a profitability analysis of MHA and Optima;

(ii) MANAGEMENT TEAMS AND OPERATIONS: MHA's and Optima's Form ADV, as well as information concerning the MHA's and Optima's executive management, investment committee, and overall organizational structure;

(iii) COMPARATIVE PERFORMANCE AND FEES: Analyses prepared by MHA regarding the Fund's historical performance, and an analysis of the Fund's management fee and expense ratio compared to a peer group of similar funds selected by MHA;

(iv) SPECIFIC FACTS RELATING TO THE FUND: Optima's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) OTHER BENEFITS: The benefits flowing to The Bank of New York Mellon Corporation ("BNY Mellon") and its affiliates, including revenues received by BNY Mellon affiliates in consideration of advisory and custodial services provided by such affiliates to the Fund, and information about the ownership of MHA by BNY Mellon and BNY Mellon's interest in Optima.

In considering the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as all-important or controlling, and individual Directors did not necessarily attribute the same weight or importance to each factor. The Directors determined that the terms and conditions of the Advisory Agreements and the compensation to MHA and Optima provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Directors' determination are described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, scope and quality of the overall services provided to the Fund by MHA and Optima. In their deliberations as to the continuation of the Advisory Agreements, the Directors were also mindful of the fact that, by choosing to invest in the Fund, the Fund's investors have chosen to entrust MHA, under the supervision of the Board and with the advice of Optima, to manage the portion of their assets invested in the Fund.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by MHA and Optima. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Directors reviewed the background and experience of MHA's investment committee and also met with representatives of MHA. The Directors considered the differing scope and nature of the investment management services provided by MHA and Optima, respectively, in analyzing, selecting and monitoring managers of hedge funds and the responsibility of MHA to oversee the performance of Optima. In these discussions, the Board focused in particular on MHA's and Optima's expertise with regard to investment strategies and techniques utilized by hedge funds and managers of hedge funds.

The Board determined that MHA and Optima had the expertise and resources to manage the Fund effectively.

INVESTMENT PERFORMANCE

The Board considered the investment performance of the Fund relative to its benchmark (the HFRX Equity Index), as well as relative to the S&P 500 Index. The Board was cognizant of the fact that, because the Fund's investment strategy is designed to produce returns largely uncorrelated to those of the broader securities markets, the S&P 500 Index was included to demonstrate the lack of correlation rather than as a strategy benchmark for the Fund.

In considering the Fund's long term performance, it was noted that the Fund was the successor to Mellon Hedge Fund I ("MHF"), a common trust fund launched on February 1, 2003 having substantially the same objective and strategies as the Fund and as to which Optima had served as subadviser.

The Board considered the Fund's performance for the past three calendar years, based on the materials provided to the Board. The Board found that for the 12-month periods ended December 31, 2008 and 2007, the Fund's average annual total returns were -19.50% and 12.69%, respectively, and the Board noted that these returns compared favorably to the returns for the Fund's benchmark index (-25.46% and 3.22%) and to the returns of the S&P 500 Index (-37.00 and 5.49%) over the same periods. The Board also noted that the Fund's return for the 12-month period ended December 31, 2006 was 9.98%, which outperformed the 9.23% return of the benchmark index but underperformed the 15.80% return of the S&P 500 Index for that period. The Board also considered the performance of the Fund relative to a peer group of six similarly managed funds, noting that the Fund's calendar year performance ranked it first and second in 2007 and 2008, respectively, and fifth in 2006.

ADVISORY FEE AND OTHER EXPENSES

The Board also reviewed the advisory fees and expense ratio of the Fund and compared such data with data for a peer group of similar funds compiled by BNY Mellon. The Board noted that the Fund's contractual advisory fee payable to MHA was 1.50% of the Fund's net assets, and from that fee MHA paid 0.75% to Optima. It also noted that the Fund's total net expense ratio was 1.73% and 1.74%, as of its fiscal year end March 31, 2009 and the six-month period ended September 30, 2009, respectively.

The Board also noted that as investors in a fund of hedge funds, the investors of the Fund bear not only the fees and expenses of the Fund itself but also indirectly bear the fees, including asset-based fees and performance-based fees, and other expenses of the Investment Funds in which the Fund invests, and may also bear investment advisory fees payable by such investors as clients of BNY Mellon Wealth Management, outside the Fund. Although neither MHA nor Optima has any separate account products utilizing the same strategy, the Board did note that the 1.50% advisory fee payable by the Fund is identical to that payable by a fund of hedge funds that is managed by Optima under a similar mandate as the Fund.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)

The Board concluded that the fees paid to MHA and Optima under the Advisory Agreements were fair and reasonable in relation to the nature and quality of the services provided by each, and that the aggregate fee paid by the Fund was fair and reasonable in relation to the fees payable by other similar registered funds of hedge funds.

In considering the portions of the total 1.50% advisory fee retained by MHA and paid to Optima, the Board considered that, although BNY Mellon had a 15% ownership interest in Optima Group Holdings LLC, Optima's parent company, the disparate ownership of MHA and Optima indicated an arm's length fee arrangement existed between the two firms. The Board concluded that the portion of the overall fee retained by MHA and Optima was reasonable in relation to the services provided by each firm.

THE ADVISER'S PROFITABILITY

The Independent Directors considered each of MHA's and Optima's profitability in managing and sub-advising, respectively, the Fund as well as the different methodology used to compute such profitability with respect to each firm, and the various direct and indirect expenses incurred by MHA and Optima in these roles. The Independent Directors determined that each firm's profitability in their respective roles with the Fund was reasonable and not excessive given the quality and scope of services provided to the Fund. In this regard, the Board recognized and considered the fact that BNY Mellon indirectly shares in the profits realized by Optima because of its ownership of an interest in Optima's parent.

ECONOMIES OF SCALE

The Board also considered the extent to which economies of scale might be realized as the Fund grows. The Independent Directors concluded that there has not been an increase in assets of the Fund of sufficient magnitude so as to warrant any reduction or break point in the advisory fee at this time.

OTHER BENEFITS

As part of its review of the Advisory Agreements, the Board also considered the extent to which BNY Mellon and Optima derive other benefits as a result of their relationships with the Mellon Optima Fund. It determined that, although there may be certain benefits which accrue to BNY Mellon and Optima, such benefits cannot be precisely determined or quantified, and it does not believe those benefits to be economically significant.

                                      * * *

The foregoing factors were among those weighed by the Directors in determining that the terms and conditions of the Fund's Advisory Agreements and the compensation to MHA and Optima provided therein are fair and reasonable, and in approving the continuation of the Advisory Agreements.

DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Fund's directors and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended March 31, 2010. The Fund's Confidential Offering Memorandum includes additional information about the Fund's directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.

INDEPENDENT DIRECTORS

                                                                                     NUMBER OF         OTHER
                                                                                    PORTFOLIOS     DIRECTORSHIPS
                                          TERM OF                                     IN FUND         HELD BY           DIRECTOR
                                        OFFICE AND                                    COMPLEX         DIRECTOR        REMUNERATION
NAME (AGE), POSITION(S) WITH FUND,       LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN       OUTSIDE FUND     (PERIOD ENDED
ADDRESS AND YEAR OF BIRTH               TIME SERVED       DURING PAST 5 YEARS       BY DIRECTOR       COMPLEX       MARCH 31, 2010)
-------------------------------------   -----------   ---------------------------   -----------   ---------------   ---------------
Robert Bowen (73), Director                Term -     Retired; formerly Executive        2             None             $19,500
c/o Mellon Optima L/S Strategy Fund      Indefinite   Vice President, Callan
One Boston Place, Suite 024-0071          Length -    Associates, 1993-2002
Boston, MA 02108                            Since
1937                                      December
                                            2008

Robert J. Dwyer (66), Director             Term -     Retired; Advisory Director         2         Mas-Tec Inc.         $19,500
c/o Mellon Optima L/S Strategy Fund      Indefinite   of Morgan Stanley & Co. and                 (communications
One Boston Place, Suite 024-0071          Length -    President of Dwyer Family                    and utilities
Boston, MA 02108                            Since     Foundation; formerly                        infrastructure
1943                                      December    Executive Vice President of                   contractor)
                                            2008      Morgan Stanley Dean Witter

Carla Diane Hunter (56), Director and      Term -     Chief Operating Officer,           2             None             $23,250
Chair of Audit Committee                 Indefinite   Weizmann Global Endowment
c/o Mellon Optima L/S Strategy Fund       Length -    Trust, since 2002; formerly
One Boston Place, Suite 024-0071            Since     Director of Investments and
Boston, MA 02108                          December    Treasury, Museum of Modern
1954                                        2008      Art, New York City, 1997 -
                                                      2002

Arthur Williams III (69), Director         Term -     President and Chief                2             None             $19,500
c/o Mellon Optima L/S Strategy Fund      Indefinite   Investment Officer, Pine
One Boston Place, Suite 024-0071          Length -    Grove Associates, Inc.,
Boston, MA 02108                            Since     since 1994; formerly
1943                                      December    Director of Retirement Plan
                                            2008      Investments, McKinsey &
                                                      Company, until 1994

Rodney S. Yanker (50), Director            Term -     Co-Founder and Senior              2             None             $19,000
c/o Mellon Optima L/S Strategy Fund      Indefinite   Partner, Alternative Asset
One Boston Place, Suite 024-0071          Length -    Managers, LP, since 2004;
Boston, MA 02108                            Since     Director and Chief
1959                                      December    Operations Officer,
                                            2008      Transformation Capital
                                                      Corp., until 2008

INTERESTED DIRECTOR

                                                                                     NUMBER OF         OTHER
                                                                                    PORTFOLIOS     DIRECTORSHIPS
                                          TERM OF                                     IN FUND         HELD BY           DIRECTOR
                                        OFFICE AND                                    COMPLEX         DIRECTOR        REMUNERATION
NAME (AGE), POSITION(S) WITH FUND,       LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN       OUTSIDE FUND     (PERIOD ENDED
ADDRESS AND YEAR OF BIRTH               TIME SERVED       DURING PAST 5 YEARS       BY DIRECTOR       COMPLEX       MARCH 31, 2010)
-------------------------------------   -----------   ---------------------------   -----------   ---------------   ---------------
Newton P.S. Merrill (70), Director         Term -     Retired; formerly Senior           2             York             $23,250
(Chairman)                               Indefinite   Executive Vice President,                      Enhanced
c/o Mellon Optima L/S Strategy Fund       Length -    The Bank of New York,                        Strategy Fund
One Boston Place, Suite 024-0071            Since     1994-2003; Executive Vice                         LLC
Boston, MA 02108                          December    President and Group
1939                                        2008      Executive, Bank of Boston,
                                                      1991-1994

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

NAME (AGE), ADDRESS AND                    POSITION(S)       TERM OF OFFICE AND                 PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH                            HELD WITH FUND    LENGTH OF TIME SERVED                  DURING PAST 5 YEARS
-------------------------------------   ----------------   ---------------------   ------------------------------------------------
David K. Mossman (57)                     President and      Term - Indefinite     Senior Vice President and Director, Investment
BNY Mellon Wealth Management             Chief Executive      Length - Since       Administration, BNY Mellon Wealth Management
One Mellon Center                            Officer           December 2008       (since 1982)
Pittsburgh, PA 15258
1952

Steven M. Anderson (44)                  Vice President,     Term - Indefinite     Vice President, BNY Mellon Asset Management
BNY Mellon Asset Management               Treasurer and       Length - Since       (since 2003)
One Boston Place, Suite 024-0242         Chief Financial      Commencement of
Boston, MA 02108                             Officer            Operations
1965

Katherine Cain (52)                     Chief Compliance     Term - Indefinite     First Vice President, BNY Mellon Wealth
BNY Mellon Wealth Management                 Officer          Length - Since       Management Group Compliance (since 2005); Chief
One Boston Place, Suite 024-0072                               December 2008       Compliance Officer, Mellon Hedge Advisors, LLC
Boston, MA 02108                                                                   (since 2005); formerly Chief Compliance Officer,
1958                                                                               Boston Safe Advisors (2005 - 2008)

Peter M. Sullivan (42)                      Secretary        Term - Indefinite     Managing Counsel - Asset Management and Managing
BNY Mellon Corporation                                        Length - Since       Director, BNY Mellon (since 2008); formerly
One Boston Place, Suite 024-0081                               February 2009       Senior Counsel and Vice President, Mellon
Boston, MA 02108                                                                   Financial Corporation (2004-2008)
1968

Ridgway H. Powell (47)                   Vice President      Term - Indefinite     First Vice President, BNY Mellon Wealth
BNY Mellon Wealth Management                                Length - Since June    Management Group ("WMG") and Vice President,
One Boston Place, Suite 024-0031                                   2005            Mellon Hedge Advisors, LLC; formerly Head of
Boston, MA 02108                                                                   Taxable Fixed Income Desk, BNY Mellon WMG
1963

Anthony J. Mastrocola (33)               Assistant Vice      Term - Indefinite     Assistant Vice President, BNY Mellon Wealth
BNY Mellon Wealth Management                President         Length - Since       Management Group (since 2004), Assistant Vice
One Boston Place, Suite 024-0071                               October 2008        President, Mellon Hedge Advisors, LLC (since
Boston, MA 02108                                                                   2005)
1977

ITEM 2.  CODE OF ETHICS.

         On February 22, 2005, the Registrant adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended March 31, 2010, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics to the Registrant's Principal Executive Officer or Principal Financial Officer that relates to any element of the definition of code of ethics as enumerated in Item 2(b) of Form N-CSR. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Directors has determined that the Registrant has one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Carla Diane Hunter, who is "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Ms. Hunter is the Chief Operating Officer of Weizmann Global Endowment Management Trust, and formerly served as the Director of Investments and Treasury of the Museum of Modern Art, New York City. She has been a member of the Registrant's audit committee since December 1, 2008.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, Ernst & Young LLP, for the audit of the Registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended March 31, 2010 and 2009 were $62,100 and $66,100, respectively.

(B) AUDIT RELATED FEES: The aggregate fees billed in the fiscal years ended March 31, 2010 and 2009 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,400 and $7,400, respectively. The nature of the services comprising the fees disclosed under this Item include: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940.

(C) TAX FEES: The aggregate fees billed in the fiscal years ended March 31, 2010 and 2009 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning were $177,500 and $108,000, respectively. Services rendered included the preparation of U.S. federal, state and local tax returns.

(D) ALL OTHER FEES: No such fees were billed to the Registrant by Ernst & Young LLP in the fiscal years ended March 31, 2010 and 2009.

(E) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

         (2) 100% of the services described in each of paragraphs (b) through
         (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

(F)      Not applicable.

(G) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended March 31, 2010 and 2009 were $26,201,339 and 17,417,147, respectively.

(H) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were pre-approved by the Registrant's audit committee of the Board of Directors and no such non-audit services were not pre-approved, the audit committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved by the Registrant's audit committee is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to the Registrant.

ITEM 6.  INVESTMENTS

         (a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under
              Item 1 of this Form N-CSR.

         (b)  Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Proxy Voting Policies are as follows:

--------------------------------------------------------- -----------------------------------------------------------------
MELLON HEDGE ADVISORS, LLC
POLICIES AND PROCEDURES
--------------------------------------------------------- -----------------------------------------------------------------
CHAPTER: PROXY VOTING                                     DOCUMENT NUMBER:  504
--------------------------------------------------------- -----------------------------------------------------------------
SECTION:                                                  ISSUED/REVISED DATE: REVISED 3/2008
--------------------------------------------------------- -----------------------------------------------------------------
SUBJECT:                                                  PAGE NUMBER: 3
--------------------------------------------------------- -----------------------------------------------------------------
ISSUING DEPARTMENT: COMPLIANCE                            RESPONSIBLE DEPARTMENT: INVESTMENT COMMITTEE
--------------------------------------------------------- -----------------------------------------------------------------

BACKGROUND:       Proxy voting is an important right of shareholders and
                  reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

                  Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;
                  (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

REFERENCE:        Rules 206(4)-6 and 204-2 under The Investment Advisers Act of
                  1940.

POLICY: Mellon Hedge Advisors, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Given the nature of securities purchased (Hedge Funds) for our clients, it may be advisable, at times, to irrevocably waive voting rights on certain securities. In such cases, the investment management agreement provides the authority to waive such rights on behalf of our clients. The firm will vote proxies received in accordance with its clients guidelines, if any, for proxy voting. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

RESPONSIBILITY:   The Investment Committee has the responsibility for the
                  implementation and monitoring of our proxy voting policy and practices.

                  The Chief Compliance Officer has the responsibility to ensure that the firm's proxy voting policy is properly disclosed to its clients.

PROCEDURES:       Mellon Hedge Advisors has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES

o All employees will forward any proxy materials received on behalf of clients to an employee designated by the Investment Committee;
o The designated employee will determine which client accounts hold the security to which the proxy relates;
o The designated employee will summarize the information and identify any known material conflicts for the Investment Committee.
o The Investment Committee will review the proxy and will assess whether there is any conflict of interest as a result of an employee's personal relationships and/or due to any special circumstances arising during the conduct of the Advisor's business. If any conflict exists for any member of the committee, he or she will promptly notify the other Committee members and the Chief Compliance Officer of the conflict.
o The Investment Committee, the Chief Compliance Officer, and the Adviser's legal department, if appropriate, will determine if the conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Advisor's decision making in voting the proxy. The Advisor will maintain a record of all materiality determinations.
o If it is determined that a conflict of interest is not material, Mellon Hedge Advisors will vote the proxies as determined by the Investment Committee, by meeting or vote in lieu of meeting, notwithstanding the existence of the conflict.
o If it is determined that a conflict of interest is material, the Chief Compliance Officer and Investment Committee Chairman will consult with legal to determine a method to resolve such conflict. Such methods may include but are not limited to disclosing the conflict to the client and obtaining consent before voting, engaging a third party to recommend a vote, engaging another party on behalf of the client to vote the proxy on its behalf.
o The designated Mellon Hedge Advisors' employee will vote the proxy as determined above in a timely and appropriate manner and shall maintain written records of the vote including, if applicable, a written record of the method used to resolve a material conflict of interest.

DISCLOSURE

o Mellon Hedge Advisors will provide conspicuously displayed information in its Disclosure Document, if required, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mellon Hedge Advisors voted a client's proxies, and that clients may request a copy of these policies and procedures.

CLIENT REQUESTS FOR INFORMATION

o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the above referenced designated employee.
o In response to any request the designated employee will prepare a written response to the client with the information requested, and, as applicable, will include the name of the issuer, the proposal voted upon, and how Mellon Hedge Advisors voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

o In the absence of specific voting guidelines from the client, Mellon Hedge Advisors will vote proxies in the best interests of each particular client. Mellon Hedge Advisors' policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Mellon Hedge Advisors' voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

o Mellon Hedge Advisors will generally vote with management's recommendations on routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services.

o    Other matters will be voted on a case-by-case basis.

ITEM     8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS: The table below provides information concerning the persons employed by Mellon Hedge Advisors, LLC, the Registrant's investment adviser (the "Adviser") and Optima Fund Management LLC, the Registrant's sub-investment adviser (the "Sub-Investment Adviser") who are primarily responsible for the day-to-day management of the Registrant's portfolio by virtue of their membership on the investment committee of their respective firms (each, an "Investment Committee"). All information provided in the table is as of March 31, 2010. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.

THE ADVISER

---------------------------------------------------------------------------------------------------------------------------
           NAME                          TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Ted A. Berenblum           Managing Director and Head of Alternative Assets, BNY Mellon Wealth Management Group (since
                           September 2008).Vice President, Mellon Hedge Advisors (since 2009). Managing Director and Head of Ultra High Net Worth Investments, Citi Wealth Management (2005 - 2008). Managing Director and
                           Head of Product Management, Product Strategy and Manager Evaluation, Citi Private Bank (2002 -
                           2005).
---------------------------------------------------------------------------------------------------------------------------
David M. Breitwieser       Vice President, BNY Mellon Wealth Management Group (since 1997). Senior Director - Portfolio
                           Management, Fort Lauderdale (since 2001). Rotating Member of Investment Strategy Committee
                           (since 2008), Member of Investment Strategy Committee (2003 - 2008). Vice President, Mellon
                           Hedge Advisors. LLC (since 2005).
---------------------------------------------------------------------------------------------------------------------------
Joseph A. Fernandez        Managing Director, Florida Portfolio Management (since 2008), First Vice President of BNY Mellon
                           Wealth Management Group (since 2007), Vice President (2004-2007). Vice President, Mellon Hedge
                           Advisors, LLC (since 2005). Member of the Strategic Acquisitions Group (1998 to 2003).
---------------------------------------------------------------------------------------------------------------------------

Anthony Mastrocola         Vice President (since 7/2009), BNY Mellon Wealth Management Group Assistant Vice President (2004
                           - 2009),, Vice President, Mellon Hedge Advisors, LLC (since 2009), Assistant Vice President
                           (2005-2009), Assistant Vice President, Mellon Optima L/S Strategy Fund (since October 2008).
---------------------------------------------------------------------------------------------------------------------------

Ridgway H. Powell          Managing Director, BNY Mellon Wealth Management Group (since 1998). Vice President, Mellon Hedge
                           Advisors, LLC (since 2005). Head of Taxable Fixed Income Desk (1993 to 1998).
---------------------------------------------------------------------------------------------------------------------------

Steven H. Reiff            Managing Director, BNY Mellon Wealth Management (since 1999). National Director, Wealth
                           Management (since 2006). Vice President, Mellon Hedge Advisors, LLC (since 2005). Managing
                           Director of Mellon, The Family Office (2002 to 2005). Managing Director of Wealth Strategies
                           (1999 to 2002).
---------------------------------------------------------------------------------------------------------------------------

Patricia M. Schneider      Vice President, BNY Mellon Wealth Management (since 2006), Assistant Vice President (2004-2006).
                           Vice President, Mellon Hedge Advisors, LLC (since 2009).
---------------------------------------------------------------------------------------------------------------------------

THE SUB-INVESTMENT ADVISER

---------------------------------------------------------------------------------------------------------------------------
           NAME                           TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Dixon Boardman             Managing Member, Optima Fund Management LLC (since 1988), New York, NY. Senior Vice President,
                           UBS Financial Services Inc. (1988 to 2005), New York, NY.
---------------------------------------------------------------------------------------------------------------------------
Thomas Gimbel              Executive Managing Director, Optima Fund Management LLC (since 2004). New York, NY. Managing
                           Director, Credit Suisse Asset Management (2000 to 2004) New York, NY. Managing Director, DLJ
                           Asset Management (acquired by Credit Suisse), (1999 to 2000), New York, NY.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
           NAME                           TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Geoffrey Lewis             Chief Financial Officer, Optima Fund Management LLC (since 1989), New York, NY.
---------------------------------------------------------------------------------------------------------------------------
Fabio Savoldelli           Chief Investment Officer (since 2008), Chief Global Strategist, Managing Director, Optima Fund
                           Management LLC (since 2007), New York, NY. Chief Investment Officer, Merrill Lynch Investment
                           Managers Alternative Strategies (1996 to 2007), New York, NY.
---------------------------------------------------------------------------------------------------------------------------
Johnny Yee                 Deputy Chief Investment Officer, Optima Fund Management LLC (since 2001), New York, NY.
                           Associate-Equity Research, Thomas Weisel Partners (2000 to 2001), San Francisco, CA.
                           Associate-Financial Services and Health Services, Group Booz Allen and Hamilton (1998 to 2000),
                           New York, NY.
---------------------------------------------------------------------------------------------------------------------------

(A)(2)(I)-(III) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

         The table below indicates for each member of the Investment Committee of the Adviser and the Sub-Investment Adviser information about the other accounts over which such person has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

THE ADVISER

---------------------------------------------------------------------------------------------------------------------------
NAME                        OTHER ACCOUNTS MANAGED THE PORTFOLIO MANAGERS
---------------------------------------------------------------------------------------------------------------------------
Ted A. Berenblum            Other Registered Investment Companies: None.
                            Other Pooled Investment Vehicles: None.
                            Other Accounts: None.
---------------------------------------------------------------------------------------------------------------------------
David M. Breitwieser        Other Registered Investment Companies: None.
                            Other Pooled Investment Vehicles: None.
                            Other Accounts: 224 accounts with total assets of approximately $436 million.
---------------------------------------------------------------------------------------------------------------------------
Joseph A. Fernandez         Other Registered Investment Companies: None.
                            Other Pooled Investment Vehicles: None.
                            Other Accounts: 100 accounts with total assets of approximately $309 million.
---------------------------------------------------------------------------------------------------------------------------
Anthony Mastrocola          Other Registered Investment Companies: None
                            Other Pooled Investment Vehicles: None
                            Other Accounts: None
---------------------------------------------------------------------------------------------------------------------------
Ridgway H. Powell           Other Registered Investment Companies: None.
                            Other Pooled Investment Vehicles: None.
                            Other Accounts: 277 accounts with total assets of approximately $1.9 billion.
---------------------------------------------------------------------------------------------------------------------------
Steven H. Reiff             Other Registered Investment Companies: None.
                            Other Pooled Investment Vehicles: None.
                            Other Accounts: None.
---------------------------------------------------------------------------------------------------------------------------
Patricia M. Schneider       Other Registered Investment Companies: None.
                            Other Pooled Investment Vehicles: None.
                            Other Accounts:  240 accounts with total assets of approximately $300 million
---------------------------------------------------------------------------------------------------------------------------

The Adviser receives no fees based on the investment performance of any account.

THE SUB-INVESTMENT ADVISER

---------------------------- ----------------------------------------------------------------------------------------------
NAME                         OTHER ACCOUNTS MANAGED THE PORTFOLIO MANAGERS
---------------------------- ----------------------------------------------------------------------------------------------
Dixon Boardman               Other Registered Investment Companies:  None.
                             Other Pooled Investment Vehicles: 11 entities with total assets of approximately $667 million.
                             Other Accounts: 1 account with total assets of approximately $2 million.
---------------------------- ----------------------------------------------------------------------------------------------
Thomas Gimbel                Other Registered Investment Companies:  None.
                             Other Pooled Investment Vehicles: 11 entities with total assets of approximately $667 million.
                             Other Accounts:  1 account with total assets of approximately $2 million.
---------------------------- ----------------------------------------------------------------------------------------------

---------------------------- ----------------------------------------------------------------------------------------------
NAME                         OTHER ACCOUNTS MANAGED THE PORTFOLIO MANAGERS
---------------------------- ----------------------------------------------------------------------------------------------
Geoffrey Lewis               Other Registered Investment Companies:  None.
                             Other Pooled Investment Vehicles: 11 entities with total assets of approximately $667 million.
                             Other Accounts: 1 account with total assets of approximately $2 million.
---------------------------- ----------------------------------------------------------------------------------------------
Fabio Savoldelli             Other Registered Investment Companies:  None
                             Other Pooled Investment Vehicles: 11 entities with total assets of approximately $667 million.
                             Other Accounts:  1 account with total assets of approximately $2 million.
---------------------------- ----------------------------------------------------------------------------------------------
Johnny Yee                   Other Registered Investment Companies:  None.
                             Other Pooled Investment Vehicles: 11 entities with total assets of approximately $667 million.
                             Other Accounts:  1 account with total assets of approximately $2 million.
---------------------------- ----------------------------------------------------------------------------------------------

The Sub-Investment Adviser receives a fee based upon the investment performance of:

     o   No Registered Investment Companies.
     o   11 Other Pooled Investment Vehicles with total assets of $667 million.
     o   1 Other Account with total assets of approximately $2 million.

(A)(2)(IV) CONFLICTS OF INTEREST:

         When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Registrant does not believe that any material conflicts are likely to arise out of the Investment Committees' members' responsibility for the management of the Registrant as well as one or more other accounts. The Adviser and the Sub-Investment Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

         Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

         A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, an Investment Fund manager may inform the Adviser or Sub-Investment Adviser that the Investment Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons. If the Adviser or Sub-Investment Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Investment Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. The Adviser generally does not invest the assets of any clients other than the Registrant in the types of Investment Funds in which the Registrant will invest. Although the Sub-Investment Adviser will invest assets of other clients in such Investment Funds, the Sub-Investment Adviser has policies that require a portfolio manager to allocate all investment opportunities in which the Registrant might invest in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives, subject to differences and exceptions resulting from consideration of the factors described below.

         Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in Investment Funds are placed. If a portfolio manager determines that a particular Investment Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Investment Fund is otherwise no longer a desirable investment, but that Investment Funds imposes restrictions as to the amount it can or will redeem, the portfolio manager may not be able to redeem the desired amount as to each client. If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in an Investment Fund for more than one account, the policies of the Adviser and the Sub-Investment Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

         In order to ensure that the Sub-Investment Adviser will fairly allocate investment opportunities among its clients taking into account the legitimate needs and circumstances of each client, the Sub-Investment Adviser's Investment Policy Committee and Portfolio Committee will consider the following factors, among other things, in allocating investment opportunities among clients, which factors may indicate the need for exceptions from a strict pro rata allocation: (i) any specific client requirements for underlying liquidity; (ii) client requirements for specific asset allocation; (iii) the imposition of penalty fees associated with withdrawal from such an investment in light of anticipated client liquidity needs or events; (iv) specific client requests to invest with a particular manager or to not invest with such a manager; (v) client cash inflows and outflows and available cash balances; (vi) the time of entry of such an investment opportunity;
         (vii) portfolio construction constraints; (viii) materiality of position; (ix) a client's ERISA status, if applicable, and the existence of limitations at the Investment Fund level on investments by ERISA plans; and (x) specific client requirements to hold an actual meeting with underlying managers (which may result in a delay in making the implementation of a particular investment for such a client). In instances of limited manager capacity, the Sub-Investment Adviser will allocate such investment opportunities among clients as fairly as possible within specific client constraints.

         A portfolio manager might have an incentive to favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Sub-Investment Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager's compensation. See "Compensation of Portfolio Managers" below for a description of the structure of the compensation arrangements of the members of the Investment Committee of each firm. The Adviser charges no performance based advisory fees on any clients account. The Sub-Investment Adviser receives performance fees with respect to several accounts other than the Registrant. As noted above, however, both the Adviser and the Sub-Investment Adviser have policies designed to ensure equitable treatment of accounts, regardless of performance fees.

         A portfolio manager might also seek to favor an account: (i) if the portfolio manager has a beneficial interest in the account, (ii) in order to benefit a large client or (iii) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser or the Sub-Investment Adviser imposes certain trading restrictions and reporting requirements as to accounts in which a portfolio manager or certain family members have a personal interest in order to assist these firms in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, both firms monitor dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(A)(3)   COMPENSATION OF PORTFOLIO MANAGERS:

         The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon their respective firm's financial performance.

         COMPENSATION OF THE ADVISER'S PORTFOLIO MANAGERS.

         The Adviser has no employees of its own. All members of the Adviser's Investment Committee are employed and compensated by affiliates of The Bank of New York Mellon Corporation ("BNY Mellon"). Compensation arrangements of these investment professionals are determined on the basis of the investment professional's overall services to the Adviser and one or more other BNY Mellon affiliated entities and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the members of the Adviser's Investment Committee is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of BNY Mellon affiliated investment firms. In addition, all members of the Adviser's Investment Committee may also receive options of common shares or restricted stock of common shares of BNY Mellon. The following describes each component of the compensation package of the members of the Adviser's Investment Committee:

         1. BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional's overall compensation. BNY Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

         2 ANNUAL BONUS PLAN. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of BNY Mellon overall and the investment business of BNY Mellon's Wealth Management division. In the case of all members of the Investment Committee, the size of an individual's participation in such bonus pool is determined by reference to: (i) the person's base salary, and (ii) the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

         3. STOCK AWARDS. Investment professionals may receive options to purchase shares of stock of BNY Mellon, the parent company of the Adviser. Such options permit the investment professional to purchase a specified amount of stock at the strike price which is the fair market value on the date of grant. The option will vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests ratably over a period of generally three years, although the time period could vary. In the case of either options or restricted stock, if an employee leaves before vesting, the unvested options or stock are forfeited.

         COMPENSATION OF THE SUB-INVESTMENT ADVISER'S PORTFOLIO MANAGERS.

         The Sub-Investment Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Sub-Investment Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Sub-Investment Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Investment Adviser. In addition, Messrs. Boardman and Lewis are equity owners of the parent company of the Sub-Investment Adviser. Mr. Gimbel participates in a stock option program. The following describes each component of the compensation package for the members of the Sub-Investment Adviser's Investment
         Committee:

         1. BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Investment Adviser considers base compensation a significant component of an investment professional's overall compensation and seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

         2. INVESTMENT BONUS PLAN. Under the Sub-Investment Adviser's plan, members of the Investment Committee are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

              (I) INVESTMENT PERFORMANCE: Although no one individual employed by the Sub-Investment Adviser has exclusive responsibility as to any specific account, the investment performance of all accounts as to which the Investment Committee has day-to-day responsibility over a one-year period is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. In addition, the investment performance of any Investment Fund held by the firm on behalf of any clients as a result of such individual's identification and recommendation of such fund is taken into account. The amount of total assets in all accounts for which the Committee has day-to-day responsibility is also considered.

              (II) THE PROFITABILITY OF THE SUB-INVESTMENT ADVISER: The profitability of all operations the Sub-Investment Adviser's parent company is also considered in determining bonus awards.

              (III) NON-INVESTMENT PERFORMANCE: The more intangible
                    contributions of an investment professional to the Sub-Investment Adviser's business, including the investment professional's achievement of previously prescribed goals and objectives, support of sales activities, new fund/strategy idea generation, professional growth and development, and management responsibility, where applicable, are evaluated in determining the amount of any bonus award.

         3. STOCK OPTIONS. As noted above, Mr. Gimbel receives options to purchase restricted interests of Optima Group Holdings LLC, the parent company of the Sub-Investment Adviser. Such options permit the investment professional to purchase a set amount of interests at the strike price on the date of grant. The strike price is calculated in accordance with a formula tied to the value of the parent company. The option can be exercised for a set period (normally a number of years) and the investment professional would be eligible to exercise the option if the firm was sold prior to the expiration date.

(A)(4)(A)  FUND OWNERSHIP BY PORTFOLIO MANAGERS:

         The following table indicates as of March 31, 2010, the value, within the indicated range, of shares beneficially owned by the Adviser's Investment Committee in the Registrant. For purposes of this table, the following letters indicates the range indicated below:

         A - $0
         B - $1 - $10,000
         C - $10,001 - $50,000
         D - $50,001 - $100,000
         E - $100,001 - $500,000
         F - $500,001 - $1,000,000
         G - More than $1 million

         ------------------------------------- ----------------- ---------------------------------- -----------------
                                                                     SUB-INVESTMENT ADVISER'S
           ADVISER'S PORTFOLIO MANAGER NAME       OWNERSHIP           PORTFOLIO MANAGER NAME           OWNERSHIP
         ------------------------------------- ----------------- ---------------------------------- -----------------
         Ted A. Berenblum                             A          Dixon Boardman                            A
         ------------------------------------- ----------------- ---------------------------------- -----------------
         David M. Breitwieser                         A          Thomas Gimbel                             A
         ------------------------------------- ----------------- ---------------------------------- -----------------
         Joseph A. Fernandez                          A          Geoffrey Lewis                            A
         ------------------------------------- ----------------- ---------------------------------- -----------------
         Anthony Mastrocola                           A          Fabio Savoldelli                          A
         ------------------------------------- ----------------- ---------------------------------- -----------------
         Ridgway H. Powell                            D          Johnny Yee                                A
         ------------------------------------- ----------------- ---------------------------------- -----------------
         Steven H. Reiff                              A
         ------------------------------------- ----------------- ---------------------------------- -----------------
         Patricia M. Schneider                        A
         ------------------------------------- ----------------- ---------------------------------- -----------------

(A)(4)(B) Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a)(1)   Code of Ethics required by Item 2 is attached hereto as
                  Exhibit 12(a)(1).

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):                      /s/ DAVID K. MOSSMAN
                                               ---------------------------------
                                               David K. Mossman, President and
                                               Chief Executive Officer

                                               Date: June 9, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):                      /s/ DAVID K. MOSSMAN
                                               ---------------------------------
                                               David K. Mossman, President and
                                               Chief Executive Officer

                                               Date: June 9, 2010



By (Signature and Title):                      s/ STEVEN M. ANDERSON
                                               ---------------------------------
                                               Steven M. Anderson, Treasurer and
                                               Chief Financial Officer

                                               Date: June 9, 2010